UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2008
Penwest Pharmaceuticals Co.
(Exact Name of Registrant as Specified in Charter)

Washington	000-23467	91-1513032
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

39 Old Ridgebury Road, Suite 11
Danbury, Connecticut	06810-5120
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (877) 736-9378
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURE

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e) On March 10, 2008, the Compensation Committee of the Board of Directors of Penwest Pharmaceuticals Co. (the “Company”) approved, as set forth in the table below:
•	2008 annual base salaries for the Company’s named executive officers, effective March 1, 2008; and

•	cash bonus awards to the Company’s named executive officers for the fiscal year ended December 31, 2007.

	2008 Base
	Salary	2007 Cash Bonus
Jennifer L. Good	$387,000	$45,000
President and Chief Executive Officer

Thomas R. Sciascia, M.D.	310,000	30,000
Senior Vice President and Chief Medical Officer

Benjamin L. Palleiko	301,000	29,200
Senior Vice President, Corporate Development and Chief Financial Officer

Amale Hawi, Ph.D.	281,600	18,425
Senior Vice President, Pharmaceutical Development

Anand R. Baichwal, Ph.D.	248,000	24,000
Senior Vice President, Licensing and Chief Scientific Officer

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENWEST PHARMACEUTICALS CO.
Date: March 14, 2008	By:	/s/ Jennifer L. Good
Jennifer L. Good
President and Chief Executive Officer